UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                           ---------------------------

             CONNECTICUT                                06-974148
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   HARTFORD LIFE INSURANCE COMPANY
        200 HOPMEADOW STREET
        SIMSBURY, CONNECTICUT                             06089
(Address of principal executive offices)               (Zip Code)

                           ---------------------------

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class                     Name of Exchange on which
           to be so registered                  Each class is to be registered

Floating Rate IncomeNotes(sm) due 2011 of           New York Stock Exchange
     Hartford Life Insurance Company

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities  Act  registration  statement file number to which this form relates:
333-137215 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None (Title of class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Floating Rate IncomeNotes(sm) due 2011 of Hartford Life Insurance Company is incorporated by reference to (i) the information appearing under the caption "Description of the Notes" in the registrant's prospectus, dated September 8, 2006, filed with the Securities and Exchange Commission (the "SEC"), pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended (the "Act"), under Registration Statement File Number 333-137215 and (ii) the registrant's pricing supplement, dated September 11, 2006, filed with the SEC pursuant to Rule 424(b)(2) of the Act under Registration Statement File Number 333-137215.

ITEM 2. EXHIBITS.

               Pricing Supplement relating to the Floating Rate IncomeNotes(sm) due 2011 (incorporated by reference to Hartford Life Insurance
99.1 Company's pricing supplement, dated September 11, 2006, filed pursuant to Rule 424(b)(2) of the Act under Registration Statement File Number 333-137215).

               Indenture, dated September 8, 2006, between JPMorgan Chase Bank, N.A., as indenture trustee, and Hartford Life Insurance Company
99.2 (incorporated by reference to Exhibit 4.1 to Hartford Life Insurance Company's Registration Statement on Form S-3 (Registration Statement File Number 333-137215)).

99.3 Form of Global Note (included as Exhibit A to the Indenture filed as Exhibit 99.2 hereto).






                                    SIGNATURE

     Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Hartford Life Insurance Company
                                        (Registrant)

                                        By:  /s/  John F. Kennedy
                                             -------------------------------
                                             Name:  John F. Kennedy
                                             Title: Assistant Vice President

    Date:  September 18, 2006


                                INDEX TO EXHIBITS

               Pricing Supplement relating to the Floating Rate IncomeNotes(sm) due 2011 (incorporated by reference to Hartford Life Insurance
99.1 Company's pricing supplement, dated September 11, 2006, filed pursuant to Rule 424(b)(2) of the Act under Registration Statement File Number 333-137215).

               Indenture, dated September 8, 2006, between JPMorgan Chase Bank, N.A., as indenture trustee, and Hartford Life Insurance Company
99.2 (incorporated by reference to Exhibit 4.1 to Hartford Life Insurance Company's Registration Statement on Form S-3 (Registration Statement File Number 333-137215)).

99.3 Form of Global Note (included as Exhibit A to the Indenture filed as Exhibit 99.2 hereto).